UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

CONAGRA BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 1300, Chicago, Illinois 60654

(Address of principal executive offices) (Zip Code)

(312) 549-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2019, the Board of Directors (the “Board”) of Conagra Brands, Inc. (the “Company”) approved, effective as of February 16, 2019, an increase in the size of the Board from ten directors to eleven directors and appointed Scott Ostfeld as a director of the Company to fill the newly-created vacancy and to serve until his successor is elected and qualified or until his earlier resignation or removal. Mr. Ostfeld will also serve as a member of the Human Resources Committee of the Board.

The Board has determined that Mr. Ostfeld satisfies the definition of “independent director” under the listing standards of the New York Stock Exchange and the categorical independence standards contained in the Company’s Corporate Governance Principles.

As a non-employee director, Mr. Ostfeld will receive compensation in the same manner as the Company’s other non-employee directors. Mr. Ostfeld will receive compensation for services during fiscal 2019 of (i) a cash retainer representing a prorated portion of the annual cash retainer provided to non-employee directors, and (ii) a prorated portion of the annual equity award provided to non-employee directors. Accordingly, on January 24, 2019, the Board approved restricted stock units (the “RSUs”) with a value equal to $50,000 to be granted to Mr. Ostfeld on March 1, 2019 (the “Grant Date”), with the number of RSUs being determined by dividing $50,000 by the average of the closing stock price of the Company’s common stock on the New York Stock Exchange for the thirty (30) trading days prior to (and not including) the Grant Date, and rounding to the nearest share. In addition to the retainer and equity award, Mr. Ostfeld is eligible to participate in the other non-employee director compensation arrangements described in the Company’s definitive proxy statement on Schedule 14A filed on August 9, 2018 with the Securities and Exchange Commission. With the approval of the Board, Mr. Ostfeld has assigned his compensation for Board services to JANA Partners LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
Name:	Colleen Batcheler
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: January 28, 2019